UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2018 (December 6, 2017)

Bill Barrett Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado		80202
(Address of principal executive office)		(Zip Code)

(303) 293-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).             Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Bill Barrett Corporation (the “Company”) on December 6, 2017 and the Current Report on Form 8-K filed by the Company on December 12, 2017 (collectively, the “Original 8-Ks”). The Company is filing this Amendment to provide as exhibits the written communications described in the Original 8-Ks. All remaining items in the Original 8-Ks remain unchanged and are incorporated herein by reference. This Amendment should be read in conjunction with the Original 8-Ks and the Company’s other filings made with the Securities and Exchange Commission.

Item 8.01. Other Events.

On December 6, 2017, the Company filed a Current Report on Form 8-K describing a conference call to be held regarding the planned strategic business combination with Fifth Creek Energy Company, LLC. The conference call referenced an investor presentation that was posted on the Company’s website on December 6, 2017 and has been continuously available since that date. A copy of that investor presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On December 12, 2017, the Company filed a Current Report on Form 8-K describing a corporate presentation that was posted on the Company’s website and has been continuously available since that date. A copy of that corporate presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description of Exhibit

99.1	Investor Presentation, dated December 6, 2017.
99.2	Corporate Presentation, dated December 12, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 23, 2018	BILL BARRETT CORPORATION

		By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President - General Counsel; and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Investor Presentation, dated December 6, 2017.
99.2	Corporate Presentation, dated December 12, 2017.